CERTIFICATION PURSUANT TO
                                18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 of FMS Financial Corporation (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Craig W. Yates, President and Chief Executive Officer, and Channing L. Smith, Vice President and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/Craig W. Yates                             /s/Channing L. Smith
--------------------------------              --------------------------------
Craig W. Yates                                Channing L. Smith
President and                                 Vice President and
Chief Executive Officer                       Chief Financial Officer



August 9, 2002